Press Release

RLJ Lodging Trust Reports Third Quarter 2016 Results

- Net income of $41.4 million
- Pro forma Hotel EBITDA Margin of 35.5%
- Pro forma Consolidated Hotel EBITDA of $105.1 million

Bethesda, MD, November 2, 2016 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three and nine months ended September 30, 2016.

Highlights

•	Net income increased 1.1% to $41.4 million

•	Pro forma RevPAR was flat, Pro forma ADR increased 0.2%, and Pro forma Occupancy decreased 0.2%

•	Pro forma Hotel EBITDA Margin of 35.5%

•	Pro forma Consolidated Hotel EBITDA of $105.1 million

“This quarter our results once again reflect the benefits of a diversified portfolio as a number of our markets posted solid RevPAR growth, helping offset those with weaker performance,” commented Ross H. Bierkan, President and Chief Executive Officer. “We have a cycle-tested team and an all-weather portfolio, which is supported by a stellar balance sheet, giving us confidence in our ability to continue to navigate the changing environment.”

Financial and Operating Results
Performance metrics such as Occupancy, Average Daily Rate (“ADR”), Revenue Per Available Room (“RevPAR”), Hotel EBITDA, and Hotel EBITDA Margin are Pro forma. The prefix “Pro forma” as defined by the Company, denotes operating results which include results for periods prior to its ownership. Pro forma RevPAR and Pro forma Hotel EBITDA Margin are reported on a comparable basis and therefore exclude hotels sold during the period and non-comparable hotels that were not open for operation or were closed for renovation for comparable periods. Explanations of EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA Margin, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included within this release.

Net income for the three months ended September 30, 2016, increased $0.5 million to $41.4 million, representing a 1.1% increase over the comparable period in 2015. For the nine months ended September 30, 2016, Net income decreased $20.0 million to $125.5 million, representing a 13.7% decrease over the comparable period in 2015.

Pro forma RevPAR for the three months ended September 30, 2016, was flat to the comparable period in 2015, driven by a Pro forma ADR increase of 0.2% and a Pro forma Occupancy decrease of 0.2%. Excluding Houston and New York City, which experienced softness in the quarter, Pro forma RevPAR growth was 1.9%. For the nine months ended September 30, 2016, Pro forma RevPAR increased 1.3% over the comparable period in 2015, driven by a Pro forma ADR increase of 1.3% and flat Pro forma Occupancy.

Pro forma Hotel EBITDA Margin for the three months ended September 30, 2016, decreased 160 basis points over the comparable period in 2015 to 35.5%. For the nine months ended September 30, 2016, Pro forma Hotel EBITDA Margin decreased 49 basis points over the comparable period in 2015 to 36.2%.

Pro forma Consolidated Hotel EBITDA includes the results of non-comparable hotels. For the three months ended September 30, 2016, Pro forma Consolidated Hotel EBITDA was $105.1 million, flat relative to the comparable period in 2015. For the nine months ended September 30, 2016, Pro forma Consolidated Hotel EBITDA increased $12.6 million to $321.4 million, representing a 4.1% increase over the comparable period in 2015.

Adjusted FFO for the three months ended September 30, 2016, increased $0.8 million to $85.4 million, representing a 1.0% increase over the comparable period in 2015. For the nine months ended September 30, 2016, Adjusted FFO increased $8.4 million to $258.3 million, representing a 3.4% increase over the comparable period in 2015.

Adjusted FFO per common share and unit-diluted for the three months ended September 30, 2016, was $0.69, representing an increase of 4.5% over the comparable period in 2015. Adjusted FFO per common share and unit-diluted for the nine months ended September 30, 2016, was $2.08, representing an increase of 9.5% over the comparable period in 2015.

Adjusted EBITDA for the three months ended September 30, 2016, increased $1.4 million to $100.2 million, representing a 1.4% increase over the comparable period in 2015. For the nine months ended September 30, 2016, Adjusted EBITDA increased $13.1 million to $303.4 million, representing a 4.5% increase over the comparable period in 2015.

Net cash flow from operating activities for the nine months ended September 30, 2016, totaled $250.4 million, compared to $232.9 million for the comparable period in 2015.

Balance Sheet
As of September 30, 2016, the Company had $178.6 million of unrestricted cash on its balance sheet, $400.0 million available on its revolving credit facility, and $1.6 billion of debt outstanding. The Company’s ratio of net debt to Adjusted EBITDA, pro forma for acquisitions and dispositions, for the trailing twelve month period ended September 30, 2016, was 3.6 times.

Dividends
The Company’s Board of Trustees declared a cash dividend of $0.33 per common share of beneficial interest in the third quarter. The dividend was paid on October 14, 2016, to shareholders of record as of September 30, 2016.

Share Buyback
For the nine months ended September 30, 2016, the Company repurchased 0.6 million common shares for $13.3 million at an average price per share of $21.73. As of September 30, 2016, the Company's authorized share buyback program had a remaining capacity of $161.5 million.

2016 Outlook
The Company’s outlook has been updated. The updated outlook excludes potential future acquisitions and dispositions, which could result in a material change to the Company’s outlook. The 2016 outlook is also based on a number of other assumptions, many of which are outside the Company’s control and all of which are subject to change.

Pro forma operating statistics include results for periods prior to the Company's ownership and therefore assumes the hotels were owned since January 1, 2015. Pro forma guidance removes income from hotels that have been sold.

For the full year 2016, the Company anticipates:

	Current Outlook	Prior Outlook
Pro forma RevPAR growth (1)	0.0% to 1.0%	1.5% to 2.5%
Pro forma Hotel EBITDA Margin (1)	35.5% to 36.0%	36.5% to 37.0%
Pro forma Consolidated Hotel EBITDA	$407.0M to $413.0M	$415.0M to $425.0M
Corporate Cash General & Administrative	$26.0M to $27.0M	$27.5M to $28.5M
(1) Excludes non-comparable hotels.

Earnings Call
The Company will conduct its quarterly analyst and investor conference call on November 3, 2016, at 10:00 a.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s third quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://rljlodgingtrust.com. A replay of the conference call webcast will be archived and available online through the Investor Relations section of the Company’s website.

About Us
RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels. The Company owns 125 hotels with approximately 20,800 rooms, located in 21 states and the District of Columbia.

Forward Looking Statements
The following information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs, and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national, and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses, and inaccuracies of the Company’s accounting estimates. Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the SEC.

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Additional Contacts:
Leslie D. Hale, Chief Operating Officer and Chief Financial Officer – (301) 280-7774
For additional information or to receive press releases via email, please visit our website:

 http://rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) Adjusted EBITDA, (5) Hotel EBITDA, and (6) Hotel EBITDA Margin. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Hotel EBITDA, and Hotel EBITDA Margin as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company.

Funds From Operations (“FFO”)
The Company calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”)
EBITDA is defined as net income or loss excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sales of assets; and (3) depreciation and amortization. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions. The Company presents EBITDA attributable to common shareholders, which includes OP units, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand EBITDA attributable to all common shares and OP units.

Adjustments to FFO and EBITDA
The Company adjusts FFO and EBITDA for certain items that the Company considers outside the normal course of operations or extraordinary. The Company believes that Adjusted FFO and Adjusted EBITDA provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with Net income, FFO, and EBITDA, is beneficial to an investor’s understanding of its operating performance. The Company adjusts FFO and EBITDA for the following items:

•	Transaction and Pursuit Costs: The Company excludes transaction and pursuit costs expensed during the period.

•
Non-Cash Expenses: The Company excludes the effect of certain non-cash items. The Company has excluded the amortization of share based compensation, accelerated amortization of deferred financing costs, non-cash gain or loss on the disposal of assets, and certain non-cash income taxes.

•
Other Non-Operational Expenses: The Company excludes the effect of certain non-operational expenses. The Company has excluded property-related severance costs, debt modification and extinguishment costs, and other income and expenses outside the normal course of operations.

Hotel EBITDA and Hotel EBITDA Margin
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and certain non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of third-party management companies.

Pro forma Consolidated Hotel EBITDA includes unadjusted prior ownership information provided by the seller of the hotel which has not been audited and excludes sold hotels. Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin exclude the results of non-comparable hotels that were under renovation or not open for the entirety of the comparable periods. The following is a summary of hotel inclusions and exclusions:

Pro forma adjustments: Non-comparable hotels
Non-comparable hotels for the three and nine months ended September 30, 2016 and 2015, are noted below:

•	SpringHill Suites Houston Downtown/Convention Center, which opened in August 2015

•	Courtyard San Francisco Union Square, which opened in September 2015

•	Courtyard Waikiki Beach, which underwent a renovation in 2015 that closed a portion of the hotel for the comparable periods

Hyatt Place DC/Downtown/K Street, which opened in April 2015, was non-comparable only for the six months ended June 30, 2016 and 2015.

Pro forma adjustments: Acquired hotels
Hotels acquired during the comparable three and nine months ended September 30, 2016 and 2015, are noted below:

•	Hyatt Place DC/Downtown/K Street, which was acquired in July 2015

•	Homewood Suites Seattle/Lynnwood, which was acquired in July 2015

•	Residence Inn Palo Alto Los Altos, which was acquired in September 2015

Pro forma adjustments: Sold hotels
Hotels sold during the comparable three and nine months ended September 30, 2016 and 2015, are noted below:

•	Courtyard Chicago Schaumburg, which was sold in February 2015

•	Courtyard Detroit Pontiac Bloomfield, which was sold in February 2015

•	Courtyard Grand Junction, which was sold in February 2015

•	Courtyard Mesquite, which was sold in February 2015

•	Courtyard San Antonio Airport Northstar, which was sold in February 2015

•	Courtyard Tampa Brandon, which was sold in February 2015

•	Fairfield Inn & Suites Merrillville, which was sold in February 2015

•	Fairfield Inn & Suites San Antonio Airport, which was sold in February 2015

•	Fairfield Inn & Suites Tampa Brandon, which was sold in February 2015

•	Hampton Inn Merrillville, which was sold in February 2015

•	Holiday Inn Grand Rapids Airport, which was sold in February 2015

•	Homewood Suites Tampa Brandon, which was sold in February 2015

•	Marriott Auburn Hills Pontiac at Centerpoint, which was sold in February 2015

•	Residence Inn Austin Round Rock, which was sold in February 2015

•	Residence Inn Chicago Schaumburg, which was sold in February 2015

•	Residence Inn Detroit Pontiac Auburn Hills, which was sold in February 2015

•	Residence Inn Grand Junction, which was sold in February 2015

•	Residence Inn Indianapolis Carmel, which was sold in February 2015

•	Springhill Suites Chicago Schaumburg, which was sold in February 2015

•	Springhill Suites Indianapolis Carmel, which was sold in February 2015

•	Fairfield Inn & Suites Valparaiso, which was sold in May 2015

•	Residence Inn South Bend, which was sold in July 2015

•	Embassy Suites Columbus, which was sold in October 2015

•	Holiday Inn Express Merrillville, which was sold in February 2016

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)

	September 30, 2016	December 31, 2015
	(unaudited)
Assets
Investment in hotel properties, net	$3,599,818	$3,674,999
Cash and cash equivalents	178,627	134,192
Restricted cash reserves	65,368	55,455
Hotel and other receivables, net of allowance of $182 and $117, respectively	37,874	25,755
Deferred income tax asset	45,761	49,978
Prepaid expense and other assets	37,584	32,563
Total assets	$3,965,032	$3,972,942
Liabilities and Equity
Mortgage loans, net	$414,104	$406,049
Term Loans and Revolver, net	1,168,893	1,169,437
Accounts payable and other liabilities	143,943	129,192
Deferred income tax liability	9,801	9,801
Advance deposits and deferred revenue	12,313	11,647
Accrued interest	3,206	4,883
Distributions payable	41,381	41,409
Total liabilities	1,793,641	1,772,418
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized; zero shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	—	—
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 124,299,663 and 124,635,675 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	1,243	1,246
Additional paid-in capital	2,185,821	2,195,732
Accumulated other comprehensive loss	(32,746)	(16,602)
Retained earnings	3,940	2,439
Total shareholders’ equity	2,158,258	2,182,815
Noncontrolling interest:
Noncontrolling interest in consolidated joint venture	5,925	6,177
Noncontrolling interest in the Operating Partnership	7,208	11,532
Total noncontrolling interest	13,133	17,709
Total equity	2,171,391	2,200,524
Total liabilities and equity	$3,965,032	$3,972,942

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
Revenue
Operating revenue
Room revenue	$260,659	$253,163	$777,211	$747,962
Food and beverage revenue	26,001	27,027	82,602	85,607
Other operating department revenue	9,599	9,230	28,729	27,508
Total revenue	$296,259	$289,420	$888,542	$861,077
Expense
Operating expense
Room expense	$59,671	$56,310	$173,783	$165,603
Food and beverage expense	19,135	19,494	59,477	60,750
Management and franchise fee expense	29,607	28,985	90,869	88,704
Other operating expense	62,162	61,676	184,133	181,485
Total property operating expense	170,575	166,465	508,262	496,542
Depreciation and amortization	40,953	39,847	122,532	114,828
Property tax, insurance and other	20,575	19,458	60,032	57,782
General and administrative	7,215	8,249	23,522	29,041
Transaction and pursuit costs	98	2,017	257	3,005
Total operating expense	239,416	236,036	714,605	701,198
Operating income	56,843	53,384	173,937	159,879
Other income	112	557	86	1,103
Interest income	430	373	1,240	1,181
Interest expense	(14,552)	(14,042)	(44,233)	(39,885)
Income from continuing operations before income tax expense	42,833	40,272	131,030	122,278
Income tax expense	(1,439)	(151)	(5,397)	(615)
Income from continuing operations	41,394	40,121	125,633	121,663
(Loss) gain on sale of hotel properties	(5)	812	(155)	23,782
Net income	41,389	40,933	125,478	145,445
Net income attributable to noncontrolling interests
Noncontrolling interest in consolidated joint venture	(32)	(49)	(7)	(26)
Noncontrolling interest in the Operating Partnership	(183)	(290)	(553)	(984)
Net income attributable to common shareholders	$41,174	$40,594	$124,918	$144,435
Basic per common share data:
Net income per share attributable to common shareholders	$0.33	$0.32	$1.00	$1.10
Weighted-average number of common shares	123,621,323	127,663,480	123,635,010	129,855,686
Diluted per common share data:
Net income per share attributable to common shareholders	$0.33	$0.31	$1.00	$1.10
Weighted-average number of common shares	123,836,452	128,143,154	123,859,753	130,410,613

Note:
The Statement of Comprehensive Income and corresponding notes can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds From Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
Net income	$41,389	$40,933	$125,478	$145,445
Depreciation and amortization	40,953	39,847	122,532	114,828
Loss (gain) on sale of hotel properties	5	(812)	155	(23,782)
Noncontrolling interest in consolidated joint venture	(32)	(49)	(7)	(26)
Adjustments related to consolidated joint venture (1)	(39)	(43)	(116)	(128)
FFO	82,276	79,876	248,042	236,337
Transaction and pursuit costs	98	2,017	257	3,005
Amortization of share-based compensation (2)	1,921	2,697	3,935	10,488
Non-cash income tax expense	1,189	—	4,217	—
Loan related costs (3)	—	—	1,247	97
Other (income) expense (4)	(82)	—	604	—
Adjusted FFO	$85,402	$84,590	$258,302	$249,927

Adjusted FFO per common share and unit-basic	$0.69	$0.66	$2.08	$1.91
Adjusted FFO per common share and unit-diluted	$0.69	$0.66	$2.08	$1.90

Basic weighted-average common shares and units outstanding (5)	124,180	128,557	124,257	130,750
Diluted weighted-average common shares and units outstanding (5)	124,395	129,037	124,482	131,305

Note:
(1) Includes depreciation and amortization expense allocated to the noncontrolling interest in the joint venture.
(2) For the nine months ended September 30, 2016, includes the forfeiture of unvested restricted shares upon the resignation of the Company's President and Chief Executive Officer in May 2016.
(3)  Represents debt modification costs, debt extinguishment costs, and accelerated amortization of deferred financing costs.
(4) Represents property-level severance costs and other income and expenses outside of normal course of operations.
(5)  Includes 0.6 million and 0.9 million weighted average operating partnership units for the three months ended September 30, 2016 and 2015, respectively, and 0.6 million and 0.9 million weighted average operating partnership units for the nine months ended September 30, 2016 and 2015, respectively.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Attributable to Common Shareholders and Unitholders

	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
Net income	$41,389	$40,933	$125,478	$145,445
Depreciation and amortization	40,953	39,847	122,532	114,828
Interest expense, net (1)	14,546	14,035	44,214	39,859
Income tax expense	1,439	151	5,397	615
Noncontrolling interest in consolidated joint venture	(32)	(49)	(7)	(26)
Adjustments related to consolidated joint venture (2)	(39)	(43)	(116)	(128)
EBITDA	98,256	94,874	297,498	300,593
Transaction and pursuit costs	98	2,017	257	3,005
Loss (gain) on sale of hotel properties	5	(812)	155	(23,782)
Amortization of share-based compensation (3)	1,921	2,697	3,935	10,488
Loan related costs (4)	—	—	924	—
Other (income) expense (5)	(82)	—	604	—
Adjusted EBITDA	100,198	98,776	303,373	290,304
General and administrative (6)	5,294	5,552	19,078	18,553
Operating results from noncontrolling interest in joint venture	71	92	123	154
Other corporate adjustments	(346)	286	(968)	(436)
Consolidated Hotel EBITDA	105,217	104,706	321,606	308,575
Pro forma adjustments - Income from sold hotels	(111)	(798)	(216)	(4,535)
Pro forma adjustments - Income from prior ownership of acquired hotels (7)	—	1,180	—	4,785
Pro forma Consolidated Hotel EBITDA	105,106	105,088	321,390	308,825
Pro forma adjustments - Income from non-comparable hotels	(4,540)	381	(14,633)	(1,729)
Pro forma Hotel EBITDA	$100,566	$105,469	$306,757	$307,096

Note:
(1) Excludes amounts attributable to investment in loans of $0.4 million and $1.2 million for the three and nine months ended September 30, 2016, respectively, and $0.4 million and $1.2 million for the three and nine months ended September 30, 2015, respectively.
(2) Includes depreciation and amortization expense allocated to the noncontrolling interest in the joint venture.
(3) For the nine months ended September 30, 2016, includes the forfeiture of unvested restricted shares upon the resignation of the Company's President and Chief Executive Officer in May 2016.
(4) Represents debt modification costs and debt extinguishment costs.
(5) Represents property-level severance costs and other income and expenses outside of the normal course of operations.
(6) General and administrative expenses exclude amortization of share based compensation and other non-recurring expenses reflected in Adjusted EBITDA.
(7) Information has not been audited. Reflects unadjusted property-level results provided by the seller of the hotel.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Pro forma Hotel EBITDA Margin

	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
Total revenue	$296,259	$289,420	$888,542	$861,077
Pro forma adjustments - Revenue from sold hotels	—	(2,977)	(170)	(18,896)
Pro forma adjustments - Revenue from prior ownership of acquired hotels (1)	—	3,678	—	13,113
Pro forma adjustments - Revenue from non-comparable hotels	(12,851)	(5,713)	(41,785)	(19,118)
Other corporate adjustments	(11)	(16)	(41)	(44)
Pro forma Hotel Revenue	$283,397	$284,392	$846,546	$836,132

Pro forma Hotel EBITDA	$100,566	$105,469	$306,757	$307,096

Pro forma Hotel EBITDA Margin	35.5%	37.1%	36.2%	36.7%

Note:
(1) Information has not been audited. Reflects unadjusted property-level results provided by the seller of the hotel.

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed	Interest Rate (1)	Balance as of September 30, 2016 (2)
Secured Debt
Wells Fargo - 4 hotels	3	Oct 2021	Floating (3)	4.00%	$150,000
Wells Fargo - 4 hotels	2	Mar 2022	Floating (3)	4.04%	147,000
Wells Fargo - 1 hotel (4)	10	Jun 2022	Fixed	5.25%	32,789
PNC Bank - 5 hotels	5	Mar 2023	Floating	2.63%	85,000
Weighted Average / Secured Total				3.83%	$414,789

Unsecured Debt
Revolver (5)	4	Apr 2021	Floating	2.03%	$—
$400 Million Term Loan Maturing 2019	5	Mar 2019	Floating (3)	2.72%	400,000
$225 Million Term Loan Maturing 2019	7	Nov 2019	Floating (3)	4.04%	225,000
$400 Million Term Loan Maturing 2021	5	Apr 2021	Floating (3)(6)	2.92%	400,000
$150 Million Term Loan Maturing 2022	7	Jan 2022	Floating (3)	3.43%	150,000
Weighted Average / Unsecured Total				3.13%	$1,175,000

Weighted Average / Total Debt				3.31%	$1,589,789

Note:
(1) Interest rates as of September 30, 2016.
(2) Excludes deferred financing costs.
(3) The floating interest rate is hedged with an interest rate swap.
(4) Excludes the $1.1 million impact of a fair value adjustment.
(5) There is $400.0 million of borrowing capacity on the Revolver, which is charged an unused commitment fee of 0.30% annually.
(6) Reflects interest rate swap on $350.0 million.

RLJ Lodging Trust
Acquisitions
 (unaudited)

Acquisitions	Location	Acquisition Date	Management Company	Rooms	Gross Purchase Price ($ in millions)	% Interest
2016 Acquisitions
No assets acquired to date	—	—	—	—	—	—

2015 Acquisitions
Hyatt Place DC/Downtown/K Street	Washington, DC	Jul 15, 2015	Aimbridge Hospitality	164	$68.0	100%
Homewood Suites Seattle/Lynnwood	Lynnwood, WA	Jul 20, 2015	InnVentures	170	37.9	100%
Residence Inn Palo Alto Los Altos	Los Altos, CA	Sep 25, 2015	InnVentures	156	70.0	100%
2015 Total				490	$175.9	100%
Total Acquisitions				490	$175.9	100%

RLJ Lodging Trust
Pro forma Consolidated Hotel EBITDA - Top 60 Assets

Property	City/State	# of Rooms	Pro forma Consolidated Hotel EBITDA
Marriott Louisville Downtown	Louisville, KY	616	$15,989
DoubleTree NYC Metropolitan	New York, NY	764	12,932
Courtyard Austin Dtwn Conv Ctr	Austin, TX	270	9,064
Hilton New York Fashion District	New York, NY	280	8,631
Hilton Garden Inn New York W 35th St	New York, NY	298	8,231
Courtyard Portland City Center	Portland, OR	256	8,094
Embassy Suites Tampa Dtwn Conv Ctr	Tampa, FL	360	7,929
DoubleTree Grand Key Resort	Key West, FL	216	7,680
Courtyard Chicago Downtown Mag Mile	Chicago, IL	306	6,793
Hyatt House Emeryville SF Bay Area	Emeryville, CA	234	6,681
Hilton Cabana Miami Beach	Miami Beach, FL	231	6,462
Fairfield Inn & Suites DC Downtown	Washington, DC	198	6,401
Hilton Garden Inn SF Oakland Bay Bridge	Emeryville, CA	278	6,280
Courtyard San Francisco	San Francisco, CA	166	6,245
Embassy Suites Boston Waltham	Waltham, MA	275	6,232
Residence Inn Palo Alto Los Altos	Los Altos, CA	156	6,052
Courtyard Waikiki Beach	Honolulu, HI	403	5,991
Marriott Denver South @ Park Meadows	Lone Tree, CO	279	5,832
Hyatt House San Jose Silicon Valley	San Jose, CA	164	5,826
Renaissance Pittsburgh Hotel	Pittsburgh, PA	300	5,796
Hyatt House Santa Clara	Santa Clara, CA	150	5,714
Courtyard Charleston Historic District	Charleston, SC	176	5,423
Renaissance Ft Lauderdale Plantation	Plantation, FL	250	5,300
Marriott Denver Airport @ Gateway Park	Aurora, CO	238	5,142
Embassy Suites Los Angeles Downey	Downey, CA	220	5,133
Hilton Garden Inn Los Angeles Hollywood	Los Angeles, CA	160	5,127
Residence Inn Austin Dtwn Conv Ctr	Austin, TX	179	5,110
Residence Inn Bethesda Downtown	Bethesda, MD	188	4,727
Homewood Suites Washington DC Downtown	Washington, DC	175	4,654
Hilton Garden Inn New Orleans Conv Ctr	New Orleans, LA	286	4,574
Hyatt Place Fremont Silicon Valley	Fremont, CA	151	4,131
Marriott Austin South	Austin, TX	211	4,126
Renaissance Boulder Flatiron Hotel	Broomfield, CO	232	4,041
Fairfield Inn & Suites Key West	Key West, FL	106	4,008
Hyatt Atlanta Midtown	Atlanta, GA	194	3,979
Hyatt House San Diego Sorrento Mesa	San Diego, CA	193	3,973
Courtyard New York Manhattan Upper East	New York, NY	226	3,639
Hyatt House Charlotte Center City	Charlotte, NC	163	3,609
Residence Inn National Harbor DC	Oxon Hill, MD	162	3,588
Hyatt House San Ramon	San Ramon, CA	142	3,486
Hyatt Place Washington DC Dtwn K St	Washington, DC	164	3,450
Hampton Inn Garden City	Garden City, NY	143	3,346
Courtyard Atlanta Buckhead	Atlanta, GA	181	3,273
Residence Inn Louisville Downtown	Louisville, KY	140	3,272
Residence Inn Indy Dtwn On The Canal	Indianapolis, IN	134	3,243
Springhill Suites Portland Hillsboro	Hillsboro, OR	106	3,157
Embassy Suites Irvine Orange Cnty Arprt	Irvine, CA	293	3,156
Residence Inn Chicago Oak Brook	Oak Brook, IL	156	3,143
Courtyard Houston Dtwn Conv Ctr	Houston, TX	191	3,141
Embassy Suites West Palm Beach Central	West Palm Beach, FL	194	3,115
Homewood Suites Seattle Lynnwood	Lynnwood, WA	170	3,114
Courtyard Houston By The Galleria	Houston, TX	190	3,073
Hyatt Place Madison Downtown	Madison, WI	151	3,071
Residence Inn Houston Dtwn Conv Ctr	Houston, TX	171	2,920
Hyatt House Dallas Lincoln Park	Dallas, TX	155	2,771
Hilton Garden Inn Pittsburgh Univ Pl	Pittsburgh, PA	202	2,687
Hampton Inn Houston Near The Galleria	Houston, TX	176	2,516
Courtyard Austin Airport	Austin, TX	150	2,487
Hyatt Market Street The Woodlands	The Woodlands, TX	70	2,241
Residence Inn Houston By The Galleria	Houston, TX	146	2,205
Top 60 Assets		13,135	302,006
Other (1)		7,700	115,208
Total Portfolio		20,835	$417,214
Note: For the trailing twelve months ended September 30, 2016. Information above is unaudited and includes unadjusted property-level results provided by the seller of the hotel prior to the Company's ownership. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture. Amounts in thousands, except rooms. (1) Reflects 65 hotels.

RLJ Lodging Trust
Pro forma Operating Statistics

For the three months ended September 30, 2016

Top Markets		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3
Denver	13	87.0%	87.9%	(1.1)%	$148.07	$142.00	4.3%	$128.82	$124.85	3.2%	11%
New York City	5	97.5%	97.6%	(0.2)%	240.90	252.62	(4.6)%	234.85	246.65	(4.8)%	11%
Northern California	7	91.5%	91.7%	(0.2)%	215.43	210.31	2.4%	197.06	192.85	2.2%	10%
Chicago	14	78.1%	77.9%	0.2%	157.76	156.56	0.8%	123.15	121.95	1.0%	10%
Washington, DC	8	83.0%	76.8%	8.2%	174.37	167.94	3.8%	144.77	128.92	12.3%	7%
Austin	13	75.1%	79.6%	(5.6)%	145.82	146.79	(0.7)%	109.50	116.79	(6.2)%	7%
Southern California	6	90.1%	90.0%	0.1%	168.04	161.14	4.3%	151.45	145.07	4.4%	6%
South Florida	10	81.9%	75.8%	8.1%	129.49	129.68	(0.1)%	106.05	98.24	7.9%	5%
Louisville	5	71.3%	72.3%	(1.4)%	137.73	143.67	(4.1)%	98.27	103.92	(5.4)%	5%
Houston	9	65.6%	67.8%	(3.3)%	133.50	154.59	(13.6)%	87.55	104.86	(16.5)%	3%
Other	32	79.0%	80.6%	(2.0)%	155.89	151.45	2.9%	123.14	122.02	0.9%	25%
Total	122	81.5%	81.7%	(0.2)%	$165.20	$164.84	0.2%	$134.64	$134.67	0.0%	100%

Service Level		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3
Focused-Service	101	81.2%	81.5%	(0.4)%	$159.85	$158.44	0.9%	$129.78	$129.13	0.5%	73%
Compact Full-Service	20	84.4%	84.4%	—%	180.92	182.45	(0.8)%	152.75	154.02	(0.8)%	25%
Full-Service	1	64.7%	63.6%	1.6%	151.55	162.54	(6.8)%	97.98	103.45	(5.3)%	2%
Total	122	81.5%	81.7%	(0.2)%	$165.20	$164.84	0.2%	$134.64	$134.67	0.0%	100%

Chain Scale		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3
Upper Upscale	18	79.9%	80.5%	(0.7)%	$167.19	$167.39	(0.1)%	$133.63	$134.77	(0.8)%	22%
Upscale	88	82.6%	82.5%	0.2%	167.05	167.15	(0.1)%	138.01	137.82	0.1%	70%
Upper Midscale	15	77.6%	79.8%	(2.8)%	149.07	144.14	3.4%	115.63	115.02	0.5%	8%
Midscale	1	78.0%	71.1%	9.7%	116.52	115.79	0.6%	90.85	82.34	10.3%	0%
Total	122	81.5%	81.7%	(0.2)%	$165.20	$164.84	0.2%	$134.64	$134.67	0.0%	100%

Flags		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3
Courtyard	22	80.6%	79.4%	1.5%	$163.78	$166.62	(1.7)%	$131.99	$132.28	(0.2)%	19%
Residence Inn	29	82.7%	80.5%	2.7%	148.86	149.03	(0.1)%	123.05	119.94	2.6%	17%
Hyatt House	11	84.5%	88.5%	(4.5)%	175.60	168.37	4.3%	148.47	149.06	(0.4)%	10%
Hilton Garden Inn	9	80.4%	81.1%	(0.9)%	178.17	180.11	(1.1)%	143.26	146.06	(1.9)%	9%
Marriott	5	72.5%	73.6%	(1.5)%	154.37	157.01	(1.7)%	111.85	115.54	(3.2)%	7%
SpringHill Suites	6	84.4%	84.8%	(0.5)%	158.44	151.07	4.9%	133.65	128.05	4.4%	6%
DoubleTree	3	91.9%	88.9%	3.4%	218.14	230.04	(5.2)%	200.53	204.60	(2.0)%	6%
Renaissance	3	80.2%	83.5%	(3.9)%	162.47	159.08	2.1%	130.28	132.76	(1.9)%	4%
Fairfield Inn & Suites	8	79.7%	85.0%	(6.2)%	126.42	123.42	2.4%	100.75	104.91	(4.0)%	4%
Embassy Suites	7	76.5%	78.8%	(2.8)%	141.44	138.42	2.2%	108.25	109.01	(0.7)%	4%
Hampton Inn	7	80.1%	82.6%	(3.0)%	154.55	147.47	4.8%	123.85	121.78	1.7%	4%
Hyatt Place	3	89.4%	86.8%	3.0%	184.34	172.15	7.1%	164.84	149.41	10.3%	3%
Hilton	2	92.1%	87.1%	5.8%	217.98	234.18	(6.9)%	200.74	203.92	(1.6)%	3%
Homewood Suites	2	86.3%	85.2%	1.2%	180.19	175.96	2.4%	155.48	150.00	3.7%	2%
Hyatt	2	74.3%	75.6%	(1.8)%	189.68	208.04	(8.8)%	140.93	157.34	(10.4)%	1%
Other	3	63.7%	63.6%	0.1%	142.36	142.08	0.2%	90.69	90.38	0.3%	1%
Total	122	81.5%	81.7%	(0.2)%	$165.20	$164.84	0.2%	$134.64	$134.67	0.0%	100%

Note: Information above is unaudited and includes unadjusted property-level results provided by the seller of the hotel prior to the Company's ownership. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture, and exclude non-comparable hotels during the periods that were not open for operation or were closed for renovation for comparable periods.

RLJ Lodging Trust
Pro forma Operating Statistics

For the nine months ended September 30, 2016

Top Markets		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3YTD
Northern California	7	89.2%	85.4%	4.4%	$213.10	$199.10	7.0%	$190.01	$169.97	11.8%	10%
South Florida	10	85.1%	84.1%	1.1%	167.83	168.08	(0.1)%	142.80	141.42	1.0%	9%
Austin	13	79.4%	81.0%	(1.9)%	164.69	160.91	2.3%	130.82	130.26	0.4%	9%
Denver	13	79.2%	78.6%	0.8%	140.36	137.04	2.4%	111.21	107.66	3.3%	9%
New York City	5	95.6%	95.4%	0.2%	218.92	226.83	(3.5)%	209.28	216.35	(3.3)%	8%
Chicago	14	69.2%	72.6%	(4.7)%	150.89	152.19	(0.9)%	104.44	110.49	(5.5)%	7%
Washington, DC	8	78.2%	77.4%	1.0%	182.87	177.05	3.3%	142.96	136.98	4.4%	7%
Louisville	5	75.0%	73.7%	1.7%	161.91	160.32	1.0%	121.49	118.24	2.7%	6%
Southern California	6	86.1%	84.3%	2.1%	162.50	154.39	5.3%	139.90	130.14	7.5%	5%
Houston	9	69.4%	71.6%	(3.1)%	150.77	164.54	(8.4)%	104.65	117.84	(11.2)%	5%
Other	32	78.3%	78.3%	0.1%	157.18	152.77	2.9%	123.14	119.55	3.0%	25%
Total	122	80.0%	80.0%	0.0%	$168.61	$166.53	1.3%	$134.87	$133.16	1.3%	100%

Service Level		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3YTD
Focused-Service	101	79.3%	79.3%	0.1%	$161.98	$159.05	1.8%	$128.51	$126.11	1.9%	71%
Compact Full-Service	20	82.8%	83.1%	(0.4)%	184.89	184.62	0.1%	153.06	153.41	(0.2)%	25%
Full-Service	1	71.9%	69.5%	3.5%	182.77	184.97	(1.2)%	131.42	128.46	2.3%	4%
Total	122	80.0%	80.0%	0.0%	$168.61	$166.53	1.3%	$134.87	$133.16	1.3%	100%

Chain Scale		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3YTD
Upper Upscale	18	79.3%	79.5%	(0.3)%	$177.86	$176.33	0.9%	$141.03	$140.22	0.6%	24%
Upscale	88	80.9%	80.5%	0.5%	167.65	165.65	1.2%	135.71	133.37	1.8%	67%
Upper Midscale	15	76.0%	78.0%	(2.6)%	155.25	151.67	2.4%	118.05	118.37	(0.3)%	9%
Midscale	1	61.4%	64.9%	(5.4)%	111.12	108.23	2.7%	68.18	70.23	(2.9)%	0%
Total	122	80.0%	80.0%	0.0%	$168.61	$166.53	1.3%	$134.87	$133.16	1.3%	100%

Flags		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q3YTD
Courtyard	22	78.0%	78.3%	(0.4)%	$164.87	$166.39	(0.9)%	$128.59	$130.25	(1.3)%	18%
Residence Inn	29	80.4%	79.6%	1.1%	154.74	152.73	1.3%	124.48	121.52	2.4%	17%
Hyatt House	11	85.5%	82.0%	4.2%	173.72	164.40	5.7%	148.46	134.84	10.1%	10%
Hilton Garden Inn	9	79.9%	80.7%	(1.0)%	177.45	174.97	1.4%	141.77	141.19	0.4%	9%
Marriott	5	74.2%	73.3%	1.2%	167.53	167.71	(0.1)%	124.32	122.99	1.1%	9%
SpringHill Suites	6	83.1%	83.3%	(0.3)%	171.44	163.28	5.0%	142.44	136.03	4.7%	7%
DoubleTree	3	91.0%	90.2%	0.9%	208.82	214.44	(2.6)%	190.09	193.37	(1.7)%	5%
Hampton Inn	7	78.2%	80.3%	(2.7)%	165.60	160.03	3.5%	129.46	128.56	0.7%	4%
Embassy Suites	7	76.3%	77.5%	(1.6)%	144.44	142.63	1.3%	110.23	110.58	(0.3)%	4%
Fairfield Inn & Suites	8	77.0%	79.0%	(2.4)%	127.57	123.17	3.6%	98.27	97.26	1.0%	4%
Renaissance	3	74.9%	78.8%	(4.9)%	167.38	162.63	2.9%	125.37	128.14	(2.2)%	4%
Hilton	2	92.4%	89.6%	3.0%	223.51	237.94	(6.1)%	206.42	213.27	(3.2)%	3%
Hyatt Place	3	87.7%	85.8%	2.2%	172.07	161.87	6.3%	150.94	138.90	8.7%	2%
Homewood Suites	2	76.5%	77.8%	(1.7)%	188.41	181.89	3.6%	144.07	141.45	1.8%	2%
Hyatt	2	75.3%	76.9%	(2.0)%	200.00	206.80	(3.3)%	150.69	158.94	(5.2)%	1%
Other	3	60.3%	63.9%	(5.6)%	151.94	150.82	0.7%	91.61	96.33	(4.9)%	1%
Total	122	80.0%	80.0%	0.0%	$168.61	$166.53	1.3%	$134.87	$133.16	1.3%	100%

Note: Information above is unaudited and includes unadjusted property-level results provided by the seller of the hotel prior to the Company's ownership. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture, and exclude non-comparable hotels during the periods that were not open for operation or were closed for renovation for comparable periods.